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Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                            Apr 30, 2000
Current Due Period Ending                             May 31, 2000
Prior Distribution Date                               May 12, 2000
Distribution Date                                     Jun 14, 2000


Beginning Trust Principal Receivables             3,585,662,165.33
Average Principal Receivables                     4,239,012,155.99
FC&A Collections (Includes Recoveries)               69,585,368.69
Principal Collections                               133,408,417.36
Additional Balances                                  54,678,732.34
Net Principal Collections                            78,729,685.02
Defaulted Amount                                     29,002,940.20
Miscellaneous Payments                                        0.00
Principal Recoveries                                  1,862,795.00

Beginning Participation Invested Amount             370,592,101.29
Beginning Participation Unpaid Principal Balance    370,592,101.29
Ending Participation Invested Amount                361,173,666.41
Ending Participation Unpaid Principal Balance       361,173,666.41

Accelerated Amortization Date                         Jul 31, 2001
Is it the Accelerated Amortization Period?  0=No                 0

OC Balance as % of Ending Participation Invested            8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                    0
Average  >or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                   370,592,101.29
Numerator for Fixed Allocation                      380,939,916.67
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)
Applicable Allocation Percentage                           8.7424%
Investor FC&A Collections                             6,083,442.81

Series Participation Interest Default Amount
Numerator for Floating Allocation                   370,592,101.29
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)
Floating Allocation Percentage                             8.7424%
Series Participation Interest Default Amount          2,535,557.85


Principal Allocation Components
Numerator for Floating Allocation                   370,592,101.29
Numerator for Fixed Allocation                      380,939,916.67
Denominator - Max(Sum of Numerators, Principal    4,239,012,155.99
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through             7.5000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                                 7.5000%
(c) Rate Sufficient to Cover Interest, Yield and           6.1076%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid            370,592,101.29
Principal Balance
(e) Actual days in the Interest Period                          33
Series Participation Monthly Interest, [a*d*e]        2,547,820.70

Series Participation Interest Interest Shortfall              0.00
Previous Series Participation Interest Interest               0.00
Shortfall

Additional Interest                                           0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]     9,418,434.88

(a) Investor Principal Collections, [Max(b,h) or      6,882,877.03
e]
(b) prior to Accelerated Amort. Date or not Early 6,882,877.03 Amort. Period, [c*d]
(c) Floating Allocation Percentage                         8.7424%
(d) Net Principal Collections                        78,729,685.02
(e) after Accelerated Amort Date or Early Amort      11,988,781.71
Period, [f*g]
(f) Fixed Allocation Percentage                            8.9865%
(g) Collections of Principal
                                                    133,408,417.36

(h) Minimum Principal Amount, [Min(i,l)]              4,135,099.97
(i)  Floating Allocation Percentage of Principal     11,663,119.59
Collections
(j)  1.8% of the Series Participation Interest        6,670,657.82
Invested Amount
(k) Series Participation Interest Net Default         2,535,557.85
Payment Amount
(l)  the excess of (j) over (k)                       4,135,099.97

(m) Series Participation Interest Net Default         2,535,557.85
Payment Amount

(n) Optional Repurchase Amount (principal only)               0.00
at Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections       6,083,442.81
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                   0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other                 0.00
than HFC
Series Participation Interest Monthly Interest        2,547,820.70
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall               0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                        0.00
Series Participation Interest Default Amount          2,535,557.85
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-              0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                    617,653.50
Excess [Sec. 4.11(a)(vi)]                               382,410.76

Series Participation Investor Charge Off [Sec.                0.00
4.12(a)]

Seller's Interest
                                                  1,469,928,117.17
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



Household Consumer

Loan Trust, 1996-2
Series 1996-2

Owner Trust
Calculations
Due Period Ending   May 31, 2000

Payment Date        Jun 15, 2000



Calculation of Interest Expense


Index (LIBOR)          6.522500%

Accrual end date,            Jun 15, 2000

accrual beginning date      May  15, 2000

and days in Interest Period            31


                       Class A-1   Class A-2   Class A-3    ClassB   Certificates    Overcoll
                                                                                      Amount

Beginning Unpaid     192,628,530  39,973,546  51,956,271 37,777,418   16,676,645    31,579,691
Principal Balance

Previously unpaid              0           0           0          0            0
interest/yield

Spread to index            0.17%       0.32%       0.42%      0.65%        1.00%

Rate (capped at        6.692500%   6.842500%   6.942500%  7.172500%    7.522500%
13%, 15%, 15%, 15%,
16%)

Interest/Yield         1,110,116     235,530     310,608    233,325      108,026
Payable on the
Principal Balance

Interest on                    0           0           0          0            0
previously unpaid
interest/yield

Interest/Yield Due     1,110,116     235,530     310,608    233,325      108,026

Interest/Yield Paid    1,110,116     235,530     310,608    233,325      108,026



Summary



Beginning Security   192,628,530  39,973,546  51,956,271 37,777,418   16,676,645    31,579,691
Balance

Beginning Adjusted   192,628,530  39,973,546  51,956,271 37,777,418   16,676,645
Balance

Principal Paid         4,895,430   1,015,910   1,320,446    960,096      423,830       879,929

Ending Security      187,733,100  38,957,636  50,635,826 36,817,321   16,252,815    30,776,968
Balance

Ending Adjusted      187,733,100  38,957,636  50,635,826 36,817,321   16,252,815
Balance

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


Ending Certificate                                                             0
Balance as %
Participation
Interest Invested
Amount

Targeted Balance     187,810,307  38,957,636  50,635,826 36,817,321   16,252,815

Minimum Adjusted                  18,800,000  24,500,000 17,800,000    7,900,000    14,800,000
Balance

Certificate Minimum                                                   10,945,007
Balance

Ending OC Amount as                                                                 25,680,245
Holdback Amount

Ending OC Amount as                                                                  5,096,723
Accelerated Prin
Pmts


Beginning Net                  0           0           0         0            0              0
Charge offs

Reversals                      0           0           0         0            0              0

Charge offs                    0           0           0         0            0              0

Ending Net Charge              0           0           0         0            0              0
Offs


Interest/Yield Paid   $1.3981304  $4.5086187  $4.5744963 $4.7260563  $2.9286569
per $1000

Principal Paid per    $6.1655294 $19.4469765 $19.4469181 $19.446959  $11.490255
$1000

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



Series 1996-2  Owner Trust Calculations
Due Period                                              May 2000
Payment Date                                        Jun 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        9,418,434.88
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          77,206.69

Series Participation Interest Monthly Interest      2,547,820.70

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.         1,110,115.54
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.           235,530.24
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.           310,608.30
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.             233,325.40
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.        108,026.44
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance-      4,818,223.66
Sec. 3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance       1,015,910.05
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance       1,320,445.74
subject to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance           960,096.41
subject to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       423,829.58
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           879,929.44
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A-1 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance               0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)            77,206.69
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                 0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                 0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC            0.00
>0- Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated             473,008.09
Certificate - Sec. 3.05(a)(vii)


Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       879,929.44
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided           0.00
OC >0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total           77,206.69
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       802,722.75
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            4,238.30

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